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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-90764) pertaining to the 1992 Stock Option Plan of Zoll Medical Corporation of our report dated November 21, 1996, with respect to the consolidated financial statements and schedule of Zoll Medical Corporation included in this Annual Report (Form 10-K) for the year ended September 28, 1996.




                                                           ERNST & YOUNG LLP


Boston, Massachusetts
December 24, 1996